UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2015

SILGAN HOLDINGS INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-22117	06-1269834
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Landmark Square Stamford, Connecticut	06901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 975-7110

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8—Other Events

Item 8.01.	Other Events.

On February 9, 2015, the Registrant issued a press release, attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing that it has commenced a “modified Dutch Auction” tender offer to purchase up to $200 million of its common stock.

Section 9—Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press Release dated February 9, 2015 announcing commencement of tender offer to purchase up to $200 million of common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILGAN HOLDINGS INC.

By:	/s/ Frank W. Hogan, III
Name:	Frank W. Hogan, III
Title:	Senior Vice President, General Counsel and Secretary

Dated: February 9, 2015

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated February 9, 2015 announcing commencement of tender offer to purchase up to $200 million of common stock.

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